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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported):  NOVEMBER 30, 2000



                       PLAINS ALL AMERICAN PIPELINE, L.P.
             (Exact name of registrant as specified in its charter)


                DELAWARE                                 0-9808                         76-0582150
(State or other jurisdiction of Organization)     (Commission File No.)    (I.R.S. Employer Identification No.)


        500 DALLAS STREET, SUITE 700
               HOUSTON, TEXAS                          77002
   (Address of Principal Executive Offices)         (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 654-1414
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ITEM 5.  OTHER EVENTS

     On November 30, 2000, Plains Resources Inc., the parent of the general partner of Plains All American Pipeline, L.P., announced that it had retained Petrie Parkman & Co. to assist it in evaluating strategic restructuring alternatives intended to optimize the value and value-creating ability of each of its upstream and midstream business segments. The alternatives to be evaluated include, but are not limited to, a spin-off or split-off of either the upstream segment or midstream segment, a spin-off or special dividend of certain units of Plains All American Pipeline, L.P. and potential asset sales. Any modifications to the existing structure will depend on a number of factors including tax efficiency, critical mass and other considerations. Accordingly, there can be no assurance that any modifications will be made. The Registrant's announcement is attached as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     99.1 -- Press Release of Plains Resources Inc. dated November 30, 2000, announcing Plans to Evaluate Restructuring Alternatives.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 7, 2000

                              PLAINS RESOURCES INC.


                              By:  /s/ Tim Moore
                                   ----------------------
                              Name:  Tim Moore
                              Title:  Vice President

                                     PLX-1
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                                 EXHIBIT INDEX

Exhibit No.         Description
------------        -----------

99.1 Press Release of Plains Resources Inc. dated November 30, 2000, announcing Plans to Evaluate Restructuring Alternatives.




                                     PLX-2